UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2016

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33892	26-0303916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (913) 213-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On October 20, 2016, AMC Entertainment Holdings, Inc. issued a press release made pursuant to Rule 135c promulgated under the Securities Act of 1933, as amended (the “Securities Act”), announcing that it intends to (i) commence a private offering, subject to market and other conditions, of approximately $900.0 million aggregate principal amount of dollar-denominated Senior Subordinated Notes due 2026 and sterling-denominated Senior Subordinated Notes due 2024 (together, the “Notes”) through a private offering exempt from the registration requirements of the Securities Act and (ii) offer approximately $500 million principal amount of dollar-denominated “B” term loans due 2023 via a new “B” incremental term loan tranche under its existing credit agreement. A copy of the press release  is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Notes and the related subsidiary guarantees will be offered and sold in reliance on an exemption from the registration requirements provided by Rule 144A under the Securities Act to qualified institutional buyers and to investors who are non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. None of the Notes and such guarantees have been registered under the Securities Act or the securities laws of any state or other jurisdiction, and the Notes and such guarantees may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and the securities laws of any applicable state or other jurisdiction.

This report does not constitute an offer to sell or the solicitation of an offer to buy any of the Notes or any other securities, nor will there be any sale of the Notes or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Important Additional Information Regarding the Merger

This communication may be deemed to be solicitation material in respect of the proposed merger of Carmike Cinemas, Inc. (“Carmike”) with and into a wholly-owned subsidiary of AMC Entertainment Holdings, Inc. (“AMC”). In connection with the proposed merger, a Registration Statement on Form S-4 (the “Registration Statement”) has been filed with the Securities and Exchange Commission (“SEC”) containing a prospectus with respect to the AMC Class A common stock to be issued in the proposed merger and a proxy statement of Carmike in connection with the proposed merger (the “Proxy Statement/Prospectus”).  The proxy statement of Carmike contained in the Proxy Statement/Prospectus replaces the definitive proxy statement which Carmike previously filed with the SEC on May 23, 2016 and mailed to its stockholders on or about May 25, 2016.  Each of AMC and Carmike intends to file other documents with the SEC regarding the proposed merger.  The definitive Proxy Statement/Prospectus was mailed to stockholders of Carmike on or about October 13, 2016 and contains important information about the proposed merger and related matters.

BEFORE MAKING ANY INVESTMENT OR VOTING DECISION, CARMIKE’S STOCKHOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT AMC OR CARMIKE HAS FILED OR MAY FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, OR WHICH ARE INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Carmike’s stockholders may obtain, free of charge, copies of the definitive Proxy Statement/Prospectus and Registration Statement and other relevant documents filed by AMC and Carmike with the SEC, at the SEC’s website at www.sec.gov. In addition, Carmike’s stockholders may obtain free copies of the Proxy

Statement/Prospectus and other relevant documents filed by Carmike with the SEC from Carmike’s website at http://www.carmikeinvestors.com/.

This communication does not constitute an offer to buy or exchange, or the solicitation of an offer to sell or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  This communication is not a substitute for any prospectus, proxy statement or any other document that AMC or Carmike may file with the SEC in connection with the proposed merger.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy from any stockholder with respect to the proposed merger. However, each of AMC, Carmike and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Carmike’s stockholders with respect to the proposed merger. More detailed information regarding the identity of these potential participants, and any direct or indirect interests they may have in the proposed merger, by security holdings or otherwise, is set forth in the Proxy Statement/Prospectus.  Additional information concerning AMC’s directors and executive officers is set forth in the definitive proxy statement filed by AMC with the SEC on March 15, 2016 and in the Annual Report on Form 10-K filed by AMC with the SEC on March 8, 2016.  These documents are available to Carmike stockholders free of charge from the SEC’s website at www.sec.gov and from the investor relations section of AMC’s website at amctheatres.com.  Additional information concerning Carmike’s directors and executive officers and their ownership of Carmike common stock is set forth in the proxy statement for Carmike’s most recent annual meeting of stockholders, which was filed with the SEC on April 15, 2016 and in the Annual Report on Form 10-K filed by Carmike with the SEC on February 29, 2016.  These documents are available to Carmike stockholders free of charge from the SEC’s website at www.sec.gov and from Carmike’s website at http://www.carmikeinvestors.com.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: October 20, 2016	By:	/s/ Craig R. Ramsey
		Name:	Craig R. Ramsey
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press Release, dated October 20, 2016.